Exhibit 10.14

                          TENTH MODIFICATION AGREEMENT

     THIS MODIFICATION AGREEMENT (the "Agreement") is made as of the 1st day of March, 2001, by and among E-LOAN, INC. (the "Borrower"), COOPER RIVER FUNDING INC. (the "Lender") and GE CAPITAL MORTGAGE SERVICES, INC. (the "Agent").

                                   BACKGROUND

     The Borrower, the Lender and the Agent entered into a Warehouse Credit Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

     The Advances are evidenced by the Borrower's Second Amended and Restated Note dated as of July 28, 1999 (the "Note") in the stated principal amount of $50,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Agent granting the Agent a security interest in certain of the Borrower's assets.

     The Borrower has requested that the Lender temporarily increase the amount of the Lender's commitment and make certain other modifications to the terms of the Warehouse Credit Agreement, and the Lender and the Agent have agreed to such modifications subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. WAREHOUSE CREDIT AGREEMENT. The Warehouse Credit Agreement is hereby amended as follows:


          (a) The definition of "Commitment" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                           ""COMMITMENT" shall mean the obligation of the Lender
                  to make Advances in an aggregate principal amount outstanding at any time from March 1, 2001 through March 15, 2001 not to exceed $55,000,000, and in an aggregate principal amount outstanding at any time after March 15, 2001 not to exceed $50,000,000."

          (b) Clause (5) of Section 2.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                                                                   Exhibit 10.14

                  "(5) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans shall not exceed $10,000,000 (the "Nonconforming Commitment") (PROVIDED, HOWEVER, that from March 1, 2001 through March 15, 2001, the Nonconforming Commitment shall be increased to $11,000,000),"

          (c) Clauses (10) and (11) of Section 2.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                  "(10) the aggregate principal amount of Advances outstanding at any time secured by Eligible HELOCs shall not exceed $10,000,000 (the "HELOC Commitment") (PROVIDED, HOWEVER, that from March 1, 2001 through March 15, 2001, the HELOC Commitment shall be increased to $11,000,000)," and (11) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs shall not exceed $10,000,000 (PROVIDED, HOWEVER, that from March 1, 2001 through March 15, 2001, the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs shall not exceed $11,000,000)."

          (d) Section 4.02(s) of the Warehouse Credit Agreement is amended to read in full as follows:

                           "(s) if on any date the aggregate principal amount of
                  Advances secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs exceeds $10,000,000, the Borrower shall immediately prepay the principal of Advances secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs in an aggregate amount equal to such excess (PROVIDED, HOWEVER, that if on any date from March 1, 2001 through March 15, 2001 the aggregate principal amount of Advances secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs exceeds $11,000,000, the Borrower shall immediately prepay the principal of Advances secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs in an aggregate amount equal to such excess)."

          (e) Section 8.15 of the Warehouse Credit Agreement is amended to read in full as follows:

                           "8.15 PORTFOLIO AGING. The Borrower will not at any
                  time permit the aggregate principal amount of the Eligible Mortgage Loans then pledged as Collateral that have an Origination Date that

                                                                   Exhibit 10.14

                  is more than 60 days prior to such time, to exceed 12% of the aggregate principal amount of all Eligible Mortgage Loans that are pledged as Collateral at such time and will not at any time permit the aggregate principal amount of the Eligible Nonconforming Mortgage Loans then pledged as Collateral that have an Origination Date that is more than 60 days prior to such time to exceed 15% of the aggregate principal amount of all Eligible Nonconforming Mortgage Loans that are pledged as Collateral at such time."

          2. NOTE. The Note shall be amended and restated to provide that the principal amount thereof is Fifty Five Million United States dollars ($55,000,000).

         3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date first above written when this Agreement shall have been executed by the Borrower and the Lender and the Agent and the Agent shall have received a Third Amended and Restated Note in the principal amount of $55,000,000 (the "Restated Note") made payable to the Lender executed on behalf of the Borrower and the Lender.

          4. REFERENCES TO CREDIT DOCUMENTS. Upon the effectiveness of this
     Agreement:

                  (a) Each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Restated Note and the Warehouse Security Agreement to the Warehouse Credit Agreement, shall mean and be a reference to the Warehouse Credit Agreement as amended hereby; and

                  (b) Each reference in the Warehouse Credit Agreement and the Warehouse Security Agreement to the Note shall mean and be a reference to the Restated Note.

          5. RATIFICATION OF DOCUMENT.

                  (a) Except as specifically amended herein or amended and restated in the Restated Note, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Agreement and the Restated Note shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

         6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that
(i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of

Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.

     7. MISCELLANEOUS.

                  (a) This Agreement shall be governed by and construed according to the laws of the State of New York without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

                  (b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) This Agreement is intended to take effect as a document under seal.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  E-LOAN, INC.


                                  By:  /S/ JOSEPH J. KENNEDY
                                       ----------------------------------------
                                       President

                                  COOPER RIVER FUNDING INC.


                                  By:  /S/ ILLEGIBLE
                                       ----------------------------------------
                                       Assistant Treasurer

                                  GE CAPITAL MORTGAGE SERVICES, INC.


                                  By:  /S/ ILLEGIBLE
                                       ----------------------------------------
                                       Vice President